Please file this Prospectus/Proxy Statement Supplement with your records.

EVERGREEN EQUITY TRUST

Evergreen OmegaFund (the “Fund”)

Class A, Class B, Class C, Class I and Class R

Supplement dated May 21, 2010, to the prospectus/proxy statement dated April 21, 2010.

The prospectus/proxy statement dated April 21, 2010 (the “Proxy Statement”), that was previously sent to you requested that you consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of March 1, 2010. The Plan provides for the reorganization of the Fund, including the acquisition of all of the assets of the Fund by the Wells Fargo Advantage Omega Growth Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Fund.. The Proxy Statement compares, among other things, the management and principal investment strategies of the Acquiring Fund and the Fund.  This Supplement updates some of the information in the Proxy Statement.

Since the date the Proxy Statement was sent to you, the portfolio managers to both the Fund and the Acquiring Fund have changed.  On May 19, 2010, Thomas J. Pence and Michael T. Smith became the portfolio managers of the Fund and the Acquiring Fund, replacing Aziz Hamzaogullari in each case.   Below is biographical information for Messrs. Pence and Smith:

Thomas J. Pence, CFA
Mr. Pence joined Wells Capital in 2005. Prior to joining Wells Capital, he was a portfolio manager at Strong Capital Management since October 2000. Prior to joining Strong Capital Management, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management ("CCM"). While at CCM, he was responsible for managing all tax-exempt and taxable equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm's development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. degree in Business from Indiana University and his M.B.A. degree in Finance with honors from the University of Notre Dame.

Michael T. Smith, CFA
Mr. Smith has served as a portfolio manager for the Fundamental Growth Equity Team at Wells Capital since 2006. He also serves as a research analyst with primary responsibilities covering the health care sector. He came to Wells Capital from Strong Capital Management, having joined Strong in 2000. Prior to that, he was responsible for assisting in the research and portfolio management effort for Conseco Capital Management equity portfolios. Prior to joining Conseco, Mr. Smith attended DePauw University, where he graduated with a bachelor's degree in economics.

The information regarding the portfolio manager of the Acquiring Fund in the “Fund Management Information” section on page 34 of the Proxy Statement and the section entitled “Portfolio Managers” on page 171 is revised to reflect the foregoing.

Messrs. Pence and Smith select investments in a manner that differs somewhat from the approach utilized by Mr. Hamzaogullari.  Accordingly, in the section entitled “Investment Goal and Strategy Comparison” on page 29 of the Proxy Statement, the last row of comparative disclosure provided for both the Fund and the Acquiring Fund on page 29 is deleted.  The following is a description of how the Acquiring Fund, under the management of Messrs. Pence and Smith, will seek to build its portfolio of investments:

“We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm’s intrinsic value in order to set price objectives. In addition to meeting with management, we take a surround-the-company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may actively trade portfolio securities.”

        Messrs. Pence and Smith utilize strategies substantially similar to those described above in managing the

Fund.

In the section entitled “Principal Risk Comparison” on page 30 of the Proxy Statement, “Issuer Concentration Risk” is removed from the list of principal risks applicable to an investment in the Wells Fargo Advantage Omega Growth Fund.

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You may vote your proxy in several ways as described in the “Voting Information Concerning the Meeting” section of your Proxy Statement. You may change your vote or revoke a proxy once it is given. If you desire to change your vote or revoke a proxy, you must either submit a later dated proxy by any of the methods described on the proxy card, which was previously mailed to you, or submit a written notice of revocation to the Fund. You also may give written notice of revocation in person at the shareholder meeting scheduled for June 8, 2010 at 10:00 a.m. Pacific time, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105. Please note that it is anticipated that the Special Meeting will be adjourned until June 18, 2010 at 9:00 a.m. Pacific time to allow shareholders of the Fund additional time to consider the updated information contained herein. If you have any questions about voting your proxy you may call our proxy solicitor, The Altman Group, at 1-800-499-8519. The Proxy Statement and Supplement are also available, without charge, on the SEC’s website at http://www.sec.gov.  Please read the Proxy Statement and Supplement carefully, as they contain important information.     If you have any questions about any proposal or related proxy materials, please call your investment professional, trust officer, or an Evergreen client service representative at 1-800-343-2898, Monday through Friday, 9 a.m. to 6 p.m., Eastern Time. Your vote is very important to us regardless of the number of shares that you are entitled to vote.